CARL DOMINO EQUITY INCOME FUND
                       SUPPLEMENT DATED DECEMBER 18, 1997
                        TO PROSPECTUS DATED MARCH 1, 1997

The following should be read in conjunction with the section titled "How To Invest in the Fund" on page 7 of the Prospectus:

Effective December 21, 1997, you may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. For more information, please call the Transfer Agent at 800-506-9922.